SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Capitala Finance Corp.

(Name of Registrant as Specified in Its Charter)

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CAPITALA FINANCE CORP.
4201 Congress St., Suite 360
Charlotte, NC 28209
(704) 376-5502

April 7, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Capitala Finance Corp. (the “Company”) to be held on May 8, 2014 at 8:30 a.m., Eastern Time, at the Company’s office located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to: (i) elect one director of the Company; and (ii) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. I will provide a presentation on the business and will also be available to respond to stockholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Joseph B. Alala, III
Chairman, Chief Executive Officer and President

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 8, 2014.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2013 are available on the Internet at http://www.astproxyportal.com/ast/18514/.

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the meeting;
•	A list of the matters intended to be acted on and our recommendations regarding those matters;
•	Any control/identification numbers that you need to access your proxy card; and
•	Information about attending the meeting and voting in person.

CAPITALA FINANCE CORP.
4201 Congress St., Suite 360
Charlotte, NC 28209
(704) 376-5502

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 8, 2014

To the Stockholders of Capitala Finance Corp.:

The 2014 Annual Meeting of Stockholders of Capitala Finance Corp. (the “Company”) will be held at the Company’s office located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209 on May 8, 2014 at 8:30 a.m., Eastern Time, for the following purposes:

1. To elect one director of the Company, who will serve for a term of three years, or until his successor is duly elected and qualified;

2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3. To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on February 28, 2014. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or through the Internet. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

John F. McGlinn
Corporate Secretary

Charlotte, North Carolina
April 7, 2014

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or through the Internet. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

CAPITALA FINANCE CORP.
4201 Congress St., Suite 360
Charlotte, NC 28209
(704) 376-5502

PROXY STATEMENT
2014 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Capitala Finance Corp. (“Capitala Finance,” the “Company,” “we,” “us” or “our”) for use at the Company’s 2014 Annual Meeting of Stockholders (the “Meeting”) to be held on May 8, 2014 at 8:30 a.m., Eastern Time, at the Company’s office located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209 and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended December 31, 2013, are first being sent to stockholders on or about April 7, 2014.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote through the Internet, and the Company receives it in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, American Stock Transfer & Trust Company, LLC (“AST”), in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Please send your notification to Capitala Finance Corp., c/o American Stock Transfer & Trust Company, LLC 6201 15th Avenue, Brooklyn, NY 11219, and submit a properly executed, later-dated proxy or vote in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Meeting.

Stockholders of record may also vote via the Internet. Specific instructions to be followed by stockholders of record interested in voting via the Internet are shown on the enclosed proxy card. The Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1. To elect one director of the Company, who will serve for a term of three years, or until his successor is duly elected and qualified;

2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3. To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares, in person or by proxy, at the Meeting only if you were a stockholder of record at the close of business on February 28, 2014 (the “Record Date”). There were 12,974,420 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders entitled to cast a majority of the shares of common stock of the

Company entitled to be cast on the record date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Director.  The election of a director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation.  If there are not enough votes to approve any proposals at the Meeting, the stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

Our board of directors is making this proxy solicitation and the Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing. In addition, we will indemnify them against any losses arising out of that firm’s proxy soliciting services on our behalf.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of Capitala Investment Advisors, LLC (“Capitala Investment Advisors”), the Company’s investment adviser. Capital Investment Advisors and Capitala Advisors Corp. (the “Administrator”), the Company’s administrator, are both located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209. No additional compensation will be paid to directors, officers or regular employees of the Company or Capitala Investment Advisors for such services.

Stockholders may also provide their voting instructions through the Internet. This option requires stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
Joseph B. Alala, III(3)(6)	713,062	5.50%
M. Hunt Broyhill(4)	259,543	2.00%
Independent Directors
R. Charles Moyer	5,353	*
H. Paul Chapman	2,725	*
Larry W. Carroll	27,026	*
Executive Officers
John F. McGlinn(5)(6)	181,421	1.40%
Stephen A. Arnall	2,600	*
Richard G. Wheelahan, III	1,372	*
Executive Officers and Directors as a Group	1,192,877	9.19%
Capitala Restricted Shares I, LLC(6)	672,741	5.18%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.
(2)	Based on a total of 12,974,420 shares of our common stock issued and outstanding on the Record Date.
(3)	Mr. Alala, by virture of his position as manager thereof, may be deemed to beneficially own (i) 100 shares held by Capitala Investment Advisors, LLC; (ii) 972 shares held by CapitalSouth Corporation; (iii) 2,705 shares held by Capitala Transaction Corp.; (iv) 351,865 shares held by Capitala Restricted Shares I, LLC; and (v) 36,504 shares held by Capitala Private Investments LLC. The address for all of these entities is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.
(4)	Mr. Broyhill, by virture of his position as manager thereof, may be deemed to beneficially own (i) 15,000 shares held by BMC Fund Inc.; (ii) 134,857 shares held by Claron Investments, LP; (iii) 37,764 shares held by Broyhill Investments, Inc.; and (iv) 6,993 shares held by Hibriten Investments of N.C. Limited Partnership. The address for all of these entities is 800 Golfview Park, PO Box 500, Lenior, NC 28645.

(5)	Mr. McGlinn has indirect beneficial ownership of 125,000 shares held by Capitala Restricted Shares I, LLC.
(6)	The shares held by Capitala Restricted Shares I, LLC may be used as compensation for advisory personnel and other persons performing advisory and administrative functions on behalf of Capitala Investment Advisors, LLC and Capitala Advisors Corp.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name of Director	Dollar Range of Equity Securities in Capitala Finance(1)(2)
Interested Directors
Joseph B. Alala, III	Over $100,000
M. Hunt Broyhill	Over $100,000
Independent Directors
R. Charles Moyer	Over $100,000
Larry W. Carroll	Over $100,000
H. Paul Chapman	$50,001 – $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $20.00 on the Record Date on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTOR

Pursuant to the Company’s charter and bylaws, the board of directors is divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

R. Charles Moyer has been nominated for election for a three year term expiring in 2017. Mr. Moyer is not being proposed for election pursuant to any agreement or understanding between Mr. Moyer and the Company.

A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominee named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the board of directors as a replacement. The board of directors has no reason to believe that the person named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about the Nominee and Directors

As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the board of directors has identified certain desired attributes for director nominees. Each of our directors and the director nominee has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominee have been selected such that the board of directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the nominee for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

The business address of the nominee and the directors listed below is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Nominee for Director

Dr. Moyer is not an “interested person” of the Company as defined in the 1940 Act.

Nominee for Class I Director — Term Expiring 2017

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
R. Charles Moyer, 68	Director	Class I Director since 2013; Term expires 2014.	Professor of Finance at the University of Louisville; Dean Emeritus of the Babcock Graduate School of Management, Wake Forest University.	Director of Kentucky Seed Capital Fund; Director of Summit Biosciences Inc; and Director of King Pharmaceuticals Inc. (2000 – 2011).

Dr. Moyer’s extensive knowledge of risk management, corporate finance and corporate governance, as well as his tenure on the Board of Directors of King Pharmaceuticals Inc., qualifies him to serve on our Board of Directors.

Current Directors

Interested Director

Mr. Alala is an “interested person” of the Company as defined in the 1940 Act due to his position as chief executive officer and president of the Company and as the managing partner and chief investment officer of Capitala Investment Advisors. Mr. Broyhill is an “interested person” of the Company as defined in the 1940 Act due to his indirect controlling interest in Capitala Investment Advisors.

Class II Directors — Term Expiring 2015

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
M. Hunt Broyhill, 49	Director	Class II Director since 2013; Term expires 2015.	Chief Executive Officer of Broyhill Asset Management, a private wealth management firm; President and director of BMC Fund, Inc. a registered closed-end management investment company; President and director of Broyhill Investments, Inc., a private investment company; and also holds several senior positions within the Broyhill family offices.	Director of BMC Fund, Inc. and Broyhill Investments, Inc.

Mr. Broyhill’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve on our Board of Directors.

Independent Director
Larry W. Carroll, 61	Director	Class II Director since 2013; Term expires 2015.	President of Carroll Financial Associates, Inc. a financial planning and investment management firm.	Director of Park Sterling Corporation and its wholly owned subsidiary, Park Sterling Bank; Director of Carroll Financial Associates, Inc.; member of the Board of Trustees of Wingate University; and member of the Board of Trustees of Cultural and Heritage Foundation.

Mr. Carroll’s expertise in the financial services industry and capital markets, as well as his experience serving on the Board of Directors of other financial services companies, provides our Board of Directors with the valuable insight of an experienced financial manager.

Class III Directors — Term Expiring 2016

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years(2)
Interested Director
Joseph B. Alala, III, 43	Chief Executive Officer, President, Chairman of the Board of Directors	Class III Director since 2013; Term expires 2016.	Chief Executive Officer and President of Capitala Finance; and Managing Partner and Chief Investment Officer of Capitala Investment Advisors.	Member of Board of Governors of the Small Business Investor Alliance; Serves on the boards of directors of some of our portfolio companies; Member of Princeton University’s Track & Field’s Trustee Board.

Mr. Alala’s intimate knowledge of the business and operations of the Company and our portfolio, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other organizations not only gives the board of directors valuable insight but also positions him well to serve as the chairman of our Board of Directors.

Independent Director
H. Paul Chapman, 61	Director	Class III Director since 2013; Term expires 2016.	Partner at KPMG LLP, an accounting firm (1974 – 2013).	Mr. Chapman has served on the boards of directors of a variety of charitable and community organizations.

Mr. Chapman’s experience as an auditor, including his extensive knowledge of accounting and financial reporting, as well as his experience as a director of other organizations, qualifies him to serve on our Board of Directors.

(1)	The business address of the director nominee and other directors is c/o Capitala Finance Corp. 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
John F. (“Jack”) McGlinn, 45	Chief Operating Officer, Secretary and Treasurer	Chief Operating Officer, Secretary and Treasurer of Capitala Finance since February 2013 and serves as a director of Capitala Investment Advisors. Mr. McGlinn joined the predecessor to Capitala Investment Advisors in 2000 and manages our Raleigh, North Carolina office. Prior to joining the predecessor to Capitala Investment Advisors, Mr. McGlinn was president and chief financial officer of a medical products manufacturer and previously served as an accountant for PricewaterhouseCoopers LLP.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Stephen A. Arnall, 52	Chief Financial Officer	Chief Financial Officer of Capitala Finance since May 2013. Prior to joining Capitala Finance, Mr. Arnall was an executive vice president and the chief financial officer of Park Sterling Bank from 2006 to 2010 and treasurer of Park Sterling Bank from 2010 to 2013.
Mr. Arnall was also the executive vice president and chief financial officer of The Scottish Bank from 1998 to 2006.
Richard G. Wheelahan, III, 33	Chief Compliance Officer	Chief Compliance Officer of Capitala Finance since July 2013. Mr. Wheelahan is also the chief compliance officer and a vice president of Capitala Investment Advisors and has served as an associate, and subsequently, a vice president of the predecessor to Capitala Investment Advisors since March 2010. Prior to joining us, Mr. Wheelahan was a transactional attorney with Moore & Van Allen PLLC’s corporate practice group and Mayer Brown LLP’s leveraged finance practice group.

(1)	The business address of the executive officers is c/o Capitala Finance Corp. 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to independent directors.

In order to evaluate the materiality of any such relationship, the board of directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC, shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The board of directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Joseph B. Alala, III, as a result of his positions as the Chief Executive Officer and President of the Company and the managing partner and chief investment officer of Capitala Investment Advisors, and M. Hunt Broyhill, as a result of his indirect controlling interest in Capitala Investment Advisors.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Capitala Finance, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Capitala Finance. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Capitala Finance’s bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Capitala Finance and its stockholders at such times.

Mr. Alala serves as the chairman of our Board of Directors. Mr. Alala is an “interested person” of Capitala Finance as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is a managing member of our investment adviser. We believe that Mr. Alala’s history with us, familiarity with Capitala Finance’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that Capitala Finance is best served through this existing leadership structure, as Mr. Alala’s relationship with Capitala Finance’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, a designated lead independent director, the establishment of audit, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. Larry W. Carroll currently serves as designated lead independent director.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, the nominating and corporate governance committee and the compensation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing Capitala Finance’s accounting and financial reporting processes, Capitala Finance’s systems of internal controls regarding finance and accounting, Capitala Finance’s valuation process, and audits of Capitala Finance’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The compensation committee’s risk oversight responsibilities include reviewing and recommending to our Board of Directors for approval the Investment Advisory Agreement (the “Advisory Agreement”) between the Company and Capitala Investment Advisors and the Administration Agreement (the “Administration Agreement”) between the Company and the Administrator, and, to the extent that we compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board of Directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Capitala Finance and its service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Capitala Finance and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

We believe that our Board of Director’s role in risk oversight is effective, and appropriate given the extensive regulation to which we will be already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.

Committees of the Board of Directors

An audit committee, a nominating and corporate governance committee and a compensation committee have been established by our Board of Directors. During 2013, our board of directors held four Board of Directors meetings and three Audit Committee meetings and zero Nominating and Corporate Governance Committee meeting. The Compensation Committee was established in February 2014. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available at http://investor.capitalagroup.com/. The charter sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting the independent registered public accounting firm for Capitala Finance, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Capitala Finance’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Capitala Finance’s annual financial statements and periodic filings and receiving Capitala Finance’s audit reports and financial statements. The audit committee is currently composed of Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Chapman serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Chapman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Chapman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available at http://investor.capitalagroup.com/. The members of the nominating and corporate governance committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Moyer serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, Capitala Finance and its stockholders. In considering possible candidates for election as a director, the nominating committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of Capitala Finance;
•	are able to work with the other members of the Board of Directors and contribute to the success of Capitala Finance;
•	can represent the long-term interests of Capitala Finance’s stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of Capitala Finance and the interests of its shareholders.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://investor.capitalagroup.com/. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our board of directors the Advisory Agreement and the Administration Agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committees. The members of the Compensation Committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Carroll serves as Chairman of the Compensation Committee.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to Capitala Finance Corp., c/o John F. McGlinn, Corporate Secretary, 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209. All stockholder communications received in this manner will be delivered to one or more members of the board of directors.

Code of Ethics

The Company has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s code can be accessed via its website at http://investor.capitalagroup.com. The Company intends to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors, for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash(1)		All Other Compensation(2)	Total
Interested Directors
Joseph B. Alala, III	—		—	—
M. Hunt Broyhill	—		—	—
Independent Directors
R. Charles Moyer	$65,000		—	$65,000
Larry W. Carroll	$65,000	(3)	—	$65,000	(3)
H. Paul Chapman	$65,000		—	$65,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Includes $5,000 paid to Mr. Carroll for his role as lead independent director in 2013.

Our independent directors receive an annual fee of $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $5,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Capitala Finance, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Capitala Finance. However, Mr. Alala, through his financial interest in Capitala Investment Advisors, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to Capitala Investment Advisors under the Advisory Agreement. Our other executive officers will be paid by our Administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to Capitala Finance under the Administration Agreement. To the extent that our Administrator outsources any of its functions, we will reimburse our Administrator for the fees associated with such functions without profit or benefit to our Administrator.

The Advisory Agreement was initially approved by the Board of Directors of Capitala Finance on June 10, 2013. Unless earlier terminated, the Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may also be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Capitala Finance shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Certain Relationships and Transactions

We have entered into the Advisory Agreement with Capitala Investment Advisors. Mr. Alala, our chief executive officer, president and chairman of our Board of Directors, is the managing partner and chief investment officer of Capitala Investment Advisors, and Mr. Broyhill, a member of our Board of Directors, has an indirect controlling interest in Capitala Investment Advisors.

In addition, Capitala Investment Advisors’ investment team manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”), a private investment limited partnership providing financing solutions to companies that generate between $5 million and $50 million in annual revenues and have between $1 million and $5 million in annual earnings before interest, taxes, depreciation and amortization. Fund IV had its first closing in March 2013 and obtained approval for its Small Business Investment Company license from the U.S. Small Business Administration in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors manage several other affiliated funds. Capitala Investment Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Capitala Investment Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Capitala Investment Advisors’ allocation procedures. We will not co-invest in transactions with other entities affiliated with Capitala Investment Advisors unless we obtain an exemptive order from the SEC or do so in accordance with existing regulatory guidance. We do not expect to make co-investments, or otherwise compete for investment opportunities, with Fund IV because its focus and investment strategy differ from our own.

We have entered into a license agreement with Capitala Investment Advisors, pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”

We have entered into the Administration Agreement with our Administrator. Pursuant to the terms of the Administration Agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer, president and chairman of our Board of Directors, is the chief executive officer, president and a director of our Administrator, and Mr. Broyhill, a member of our Board of Directors, is the trustee of a trust that has a controlling interest in our Administrator.

Board Consideration of the Investment Advisory Agreement

At an in-person meeting of our Board of Directors held on June 10, 2013, our Board of Directors unanimously voted to approve the Advisory Agreement between the Company and Capitala Investment Advisors. In its consideration of the approval of the Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by Capitala Investment Advisors;
•	comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•	our historical and projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•	any existing and potential sources of indirect income to Capitala Investment Advisors or Capitala Advisors Corp. from their relationships with us and the profitability of those relationships, including through the Advisory Agreement and the Administration Agreement;
•	information about the services to be performed and the personnel performing such services under the Advisory Agreement;
•	the organizational capability and financial condition of Capitala Investment Advisors and its affiliates;
•	Capitala Investment Advisors’ practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to Capitala Investment Advisors; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested directors, concluded that fees payable to Capitala Investment Advisors pursuant to the Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the Company believes that there were no violations of Section 16(a) by such persons during 2013.

PROPOSAL II: RATIFICATION OF SELECTION
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the board of directors have selected Ernst & Young LLP (“E&Y”) to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014. This selection is subject to ratification or rejection by the stockholders of the Company.

E&Y has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of E&Y will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Table below in thousands

	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2012
Audit Fees	$493.8	$—
Audit-Related Fees	—	—
Tax Fees	22.5	—
All Other Fees	—	—
Total Fees:	$516.3	$—

Audit Fees:  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and quarterly reviews and services that are normally provided by E&Y in connection with statutory and regulatory filings.

Audit-Related Fees:  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees:  Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees:  Other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of our board of directors operates under a written charter adopted by the board of directors. The Audit Committee is currently composed of Messrs. Chapman, Carroll and Moyer.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by E&Y. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and E&Y, with and without management present. The Audit Committee included in its review results of E&Y’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with E&Y matters relating to E&Y’s assessment about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board Auditing Standard 16 (Communications with Audit Committees). In addition, the Audit Committee has discussed with E&Y their independence from management and the Company, as well as the matters in the written disclosures received from E&Y and required by Public Company Accounting Oversight Board Rule 3520 (Auditor Independence). The Audit Committee received a letter from E&Y confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with E&Y the Company’s critical accounting policies and practices, other material written communications to management, and the scope of E&Y’s audits and all fees paid to E&Y during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by E&Y for the Company. The Audit Committee has reviewed and considered the compatibility of E&Y’s performance of non-audit services with the maintenance of E&Y’s independence as the Company’s independent registered public accounting firm.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the board of directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC. The Audit Committee also recommended the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the year ending December 31, 2014.

Respectfully Submitted,
The Audit Committee
H. Paul Chapman
R. Charles Moyer
Larry W. Carroll

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014.

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2014.

OTHER BUSINESS

The board of directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at Capitala Finance Corp. 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2015 Annual Meeting of Stockholders will be held in May 2015, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address of 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, and the Company must receive the proposal no later than December 8, 2014, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on February 21, 2015, and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal before the close of business on February 21, 2015.

Notices of intention to present proposals at the 2015 annual meeting should be addressed to John F. McGlinn, Corporate Secretary, Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Chief Compliance Officer
Capitala Finance Corp.
4201 Congress Street, Suite 360
Charlotte, North Carolina 28209

The Audit Committee Chair may be contacted at:

H. Paul Chapman
Audit Committee Chair
Capitala Finance Corp.
4201 Congress Street, Suite 360
Charlotte, North Carolina 28209

You are cordially invited to attend the 2014 Annual Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or through the Internet.

By Order of the Board of Directors

John F. McGlinn
Corporate Secretary

Charlotte, North Carolina
April 7, 2014

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CAPITALA FINANCE CORP.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
May 8, 2014

The undersigned stockholder of Capitala Finance Corp. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Joseph B. Alala, III, Stephen A. Arnall, and Richard G. Wheelahan, III, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s office located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209 on May 8, 2014, at 8:30 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2, and in the discretion of the proxies with respect to matters described in Proposal 3.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS
CAPITALA FINANCE CORP.
May 8, 2014

VOTE BY INTERNET — www.astproxyportal.com/ast/18514/

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Capitala Finance Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Capitala Finance Corp., c/o American Stock Transfer & Trust Company, LLC 6201 15th Avenue, Brooklyn, NY 11219.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1. The election of the following person (except as marked to the contrary) as a director, who will serve as director of Capitala Finance Corp. until 2017, or until his successor is duly elected and qualified.	FOR ☐	WITHHOLD AUTHORITY ☐	NOMINEE R. Charles Moyer
2. The ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for Capitala Finance Corp. for the fiscal year ending December 31, 2014.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3. To vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

IMPORTANT:  Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE
IF HELD JOINTLY